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                                 Exhibit 10(AA)

                            Audit Committee Charter
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AUDIT COMMITTEE CHARTER

ORGANIZATION

The Audit Committee of The Board of Directors shall be comprised of at least three directors who are independent of management and the Company and its subsidiaries or affiliates. Members of the Audit Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company, as described in NASD Rule 4200. All Audit Committee members must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, and at least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or comparable experience or background in accounting or related financial management expertise.

STATEMENT OF POLICY

The Audit Committee shall provide assistance to the directors in fulfilling their responsibility to the shareholders/policyholders, potential shareholders/policyholders, and investment community relating to corporate accounting, reporting practices of the company, and the quality and integrity of financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the directors, the independent auditors, the internal auditors, and the senior management of the Company.

RESPONSIBILITIES

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and to ensure that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

The Audit Committee's duties shall include (where appropriate):

- -    Authority and responsibility to select, evaluate and, where appropriate recommend replacement of the independent auditors to the Board of Directors, as the independent auditors are ultimately accountable to the Board and Audit Committee.

- -    Meet with the independent auditors and senior management of the Company to review the scope of the proposed audit for the current year and the procedures to be utilized, and at the conclusion thereof meet again to review such audit, including any comments or recommendations of the independent auditors.

- -    Review the quarterly financial statements with senior management and the independent auditors prior to the press release of results to determine that the independent auditors do not take exception to the content of the financial statements, and discuss any other matters required to be communicated to the Committee by the independent auditors. The Committee Chairman, or his designee, may represent the entire Committee for purposes of this review.

- -    Review the independent auditors' compensation.




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- -    Review with management and the independent auditors the adequacy of reserves.

- -    Review reports received from independent auditors, the chief internal auditor, financial and accounting personnel, regulators, and other legal and regulatory agencies concerning matters that may have a material effect on the financial statements or related company compliance policies.

- -    Review with the independent auditors, the chief internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company. Elicit recommendations for the improvement of such internal controls in areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls: (1) to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper, and (2) in areas which would entail significant risk or exposure to the Company.

- -    Review the Company's internal audit function including the independence and authority of its reporting obligations, a summary of findings from completed internal audits, and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

- -    Sole responsibility for appointment, termination, or replacement of the chief internal auditor.

- -    Provide sufficient opportunity for the chief internal auditor and independent auditors to meet with the members of the audit committee without members of management present.

- -    On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services that may impact the objectivity and independence of the auditors, and take, or recommend that the board of directors take, appropriate action to oversee the continuing independence of the auditors.

- -    Pre-approve the Company's use of the independent auditors to perform significant non-audit services.

- -    Review and reassess the adequacy of this Charter on an annual basis.